Cambria Value and Momentum ETF (VAMO)

Summary Prospectus

September 1, 2017, as revised March 26, 2018

Ticker: VAMO

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.cambriafunds.com/vamo.aspx. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2017, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Value and Momentum ETF

INVESTMENT OBJECTIVE

The Fund seeks income and capital appreciation from investments in the U.S. equity market.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.59%
Distribution and/or Service (12b-1) fees:	0.00%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.59%

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that the operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$60	$189	$329	$738

PORTFOLIO TURNOVER

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2017, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of the value of the Fund’s net assets in U.S. exchange-listed equity securities that are undervalued according to various valuation metrics, including the cyclically adjusted price-to-earnings ratio, commonly known as the “CAPE Shiller P/E ratio.” For the purposes of this policy, the Fund may invest in investments that provide exposure to such securities. These valuation metrics are derived by dividing the current market value of a reference index or asset by an inflation-adjusted normalized factor (typically earnings, book value, dividends, cash flows or sales) over the past seven to ten years. The Fund’s investment adviser, Cambria Investment Management, L.P. (“Cambria”), intends to employ systematic quantitative strategies in an effort to avoid overvalued and downtrending markets.

In attempting to avoid overvalued and downtrending markets, the Fund may hedge up to 100% of the value of the Fund's long portfolio. The Fund may use derivatives, including U.S. exchange-traded stock index futures or options thereon, to attempt to effectuate such hedging during times when Cambria believes that the U.S. equity market is overvalued from a valuation standpoint, or Cambria’s models identify unfavorable trends and momentum in the U.S. equity market. During certain periods, including to collateralize the Fund’s investments in futures contracts, the Fund may invest up to 20% of the value of its net assets in U.S. dollar and non-U.S. dollar denominated money market instruments or other high quality debt securities, or ETFs that invest in these instruments.

The Fund may invest in securities of companies in any industry, but will limit the maximum allocation to any particular sector to 25%. Although the Fund generally expects to invest in companies with larger market capitalizations, the Fund may also invest in small- and mid-capitalization companies. Filters will be implemented to screen for companies that pass sector concentration and liquidity requirements. Screens also will exclude foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government.

Cambria will utilize a quantitative model that combines value and momentum factors to identify which securities the Fund may purchase and sell and opportune times for purchases and sales. The Fund will look to allocate to the top performing value stocks based on value factors as well as absolute and relative momentum. Value will typically be measured on a longer time horizon (five to ten years) than momentum (typically less than one year).

The Fund may invest in U.S. exchange-listed preferred stocks. Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. The Fund may also invest in U.S. exchange-listed real estate investment trusts (“REITs”) and engage in short sales of securities.

Cambria has discretion on a daily basis to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective. The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to rebalance to target allocations monthly. As a result, the Fund may experience high portfolio turnover.

PRINCIPAL RISKS

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Concentration Risk. To the extent that the Fund’s investments are concentrated in a particular industry or group of industries, the Fund may be susceptible to loss due to adverse occurrences affecting that industry or group of industries. As of July 31, 2017, the Fund was concentrated in the financial services sector and the Fund had significant exposure to the industrial and information technology sectors.

Financial Services Sector Risk. Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Industrial Sector Risk. Issuers in the industrial sector are affected by supply and demand, both for their specific product or service and for industrial sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrial sector. Issuers in the industrial sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Information Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Derivatives Risk. Derivatives, such as futures and options, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include that the transactions may result in losses that partially or completely offset gains in portfolio positions and that the derivative transaction may not be liquid.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may adversely affect the Fund.

Equity Investing Risk. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Futures Contracts Risk. Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Leveraging Risk. Certain of Fund’s investments may expose the Fund to leverage, causing the Fund’s value to be more volatile.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Momentum Investing Risk. The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broad cross-section of securities or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures. Any such disruptions may have an adverse impact on the Fund.

Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them.

Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Premium-Discount Risk. The Shares may trade above (premium) or below (discount) their net asset value (or “NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines.

Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and its processes and stock selection can be adversely affected if it relies on erroneous or outdated data. In addition, the quantitative model may be or become flawed, and factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Real Estate Investments Risk. The Fund is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REIT Risk. In addition to the risks associated with the real estate industry, REITs are subject to additional risks, including those related to adverse governmental actions and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Short Sale Risk. If a security is sold short and subsequently has to be bought back at a higher price, the Fund will realize a loss on the transaction. The amount of loss on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may increase the Fund’s exposure to the market, and may increase losses and the volatility of returns.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Value Investment Risk. Value investments are subject to the risk that their intrinsic value may never be realized by the market. Value investments tend to underperform in growth markets.

PERFORMANCE

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com.

Total Annual Returns for Calendar Year Ended December 31

As of July 31, 2017, the Fund’s year-to-date total return was -0.78%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Best: 3.64%, for the quarter ended 09/30/16

Worst: -2.20%, for the quarter ended 06/30/16

Average Annual Total Returns for the period ending December 31, 2016

Cambria Value and Momentum ETF	1 Year	Since Inception (September 8, 2015)
Return Before Taxes	3.79%	-2.67%
Return After Taxes on Distributions	3.65%	-2.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.26%	-2.07%
Cambria Value and Momentum Index (Reflects no deduction for fees, expenses or taxes)	16.66%	8.25%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	11.96%	12.67%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

INVESTMENT ADVISER

Cambria Investment Management, L.P. serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

Mebane T. Faber is the portfolio manager for the Fund and has managed the Fund since its inception in 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

TAX INFORMATION

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CIM-SM-006-0400